Fair value re-measurement of share subscription agreement and warrants granted to Gilead	6 Months Ended
Jun. 30, 2020
Fair value re-measurement of share subscription agreement and warrants granted to Gilead
Fair value re-measurement of share subscription agreement and warrants granted to Gilead

Gilead warrants B

The issuance of initial warrant B was approved on October 22, 2019 by the extraordinary general meeting of shareholders and is not yet exercised by Gilead at June 30, 2020. The fair value measurement of this financial liability is categorized as level 3 in the fair value hierarchy. Initial warrant B has been valued on the basis of a Longstaff-Schwartz Monte Carlo model. The input data used in the model were derived from market observations (volatility, discount rate and share price) and from management estimates (number of shares to be issued and applied discount for lack of marketability). The recognized fair value loss of €21.1 million was mainly the result of an increase in the implied volatility of our share price between December 31, 2019 and June 30, 2020. The fair value of the financial liability related to the initial warrant B amounted to €27.3 million on June 30, 2020 and was presented as a current financial instrument.

Subsequent warrant B is still subject to approval by an extraordinary general meeting of shareholders and is therefore still presented as issuance liability in our deferred income.